EX-99.B14-22-CRP1665

Waddell & Reed, Inc.               RETIREMENT PLAN
P. 0. Box 29217               DISTRIBUTION/WITHDRAWAL
Shawnee Mission, KS 66201-9217

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This form may be used for one account with more than one fund, if Reason for
Withdrawal and Requested Transaction are the same for all funds. Otherwise, this form may be used for one account and ONE FUND ONLY.

Name: _____________________ S.S.# _____________ Date of Birth ___________
                                                                 MO/DA/YR

Account # ___________________ Fund(s) ______________ Plan Name ______________

Plan Type: __ IRA __ Rollover __ SEP __ SIMPLE IRA __ SIMPLE 401k __ TSA
__ Profit Sharing __ Money Purchase __ 401k __ 457 Plan __ Owner Only Profit Sharing (Keogh) __ Owner Only Money Purchase (Keogh) __ Defined Benefit

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DISTRIBUTION REASON

__ Normal Distribution: I am 591/2 years of age or older
__ Premature Distribution: I am under 591/2 years of age
__ Rollover: Investment must be made within sixty days to new IRA Plan
__ Transfer/Redemption of assets to new Custodian/Carrier
__ Disability: I am unable to engage in any substantial gainful activity
__ Unforeseen Emergency (available to 457 Plans only)
__ Separation from service
__ Financial Hardship (available to TSA and Qual. Plans only)
__ Plan Termination
__ Divorce: Attach a Qualified Domestic Relations Order
__ Death: Attach Death Certificate, Tax Waiver and Beneficiary Form
__ IRA Medical Expenses
__ IRA Medical Premiums: I have been separated from employment and have received unemployment compensation for 12 consecutive weeks.
__ Excess Contribution: Remove my excess contribution of $ _______ made for the _______ tax year.
Please check one:
__ Issue the check to me, including any net income earned on the excess amount.
__ Reclassify the excess monies as a: __ Current year contribution __ Prior year contribution (January 1 through April 15 only)

Note: In order to establish periodic withdrawals, complete ONLY Flexible Withdrawal Service (FWS) Application Form CUFO999.
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Specify REDEEM or TRANSFER then complete ONE set of instructions.

NOTE: TSA, OWNER ONLY (KEOGH) AND CORPORATE PLANS ARE SUBJECT TO MANDATORY 20% WITHHOLDING Applicable withdrawal fees will be taken from proceeds of distributions.

__ REDEEM: Indicate: dollars ______________, shares ____________ or __ all
Make payable to:  ___ Shareholder or    OR        ___ Other Custodian/Carrier
                                                            as Follows:
                  ___ Alternate Payee/Address as follows:   Note: Not subject
                                                            to Mandatory 20%
                                                            Withholding

_______________________________         __________________________________
Name                                    Name of Custodian/Carrier

_______________________________         __________________________________
Street                                  Mailing Address
_______________________________         __________________________________
City      State          Zip            City      State          Zip

TRANSFER: Indicate: dollars ____________, shares _________________, or __ all
__ Existing Waddell & Reed Account Number ______________________
   If reinvesting excess contribution please indicate year of contribution:
   __________________

__ New Registration           OR        __ New Custodian/Carrier as Follows:
                                           (Change in Custodian Name only;
                                           investments will remain in Waddell
                                           & Reed products)

___________________________________     _________________________________
Individual Name (exactly as desired)    Name of Custodian/Carrier

______________________________________  _________________________________
Joint Name (if any, exactly as desired) Individual Name (exactly as desired)

_____________________________           _________________________________
Street                                  Mailing Address

_____________________________           _________________________________
City      State          Zip            City      State          Zip

                                        Tax ID# __________________________

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FEDERAL INCOME TAX WITHHOLDING FOR IRA, SEP AND SIMPLE IRA PLANS ONLY

__ The undersigned directs that Federal Income Tax be withheld from the above described Distribution/Withdrawal.

*IF NOT MARKED, FEDERAL INCOME TAX WILL NOT BE WITHHELD FROM IRA, SEP OR SIMPLE IRA PLANS, ALL OTHER PLANS SUBJECT TO MANDATORY 20% WITHHOLDING.

                   SIGNATURE REQUIRED ON REVERSE SIDE OF FORM
AUTHORIZATION FOR RETIREMENT PLAN TRANSACTIONS

I hereby authorize the transactions indicated and acknowledge that I fully understand the tax consequences of the requested transaction. (In the case of Owner Only or Corporate Plans, the signature hereon constitutes the transfer of liability for withholding of Federal Income Taxes to the Custodian.) If authorizing payments to a married Owner Only (Keogh), Title I TSA or Corporate Plan participant individually, I certify that the participant's spouse has separately waived any claim to the joint payments. Sign exactly as name(s) appear in registration.

Under penalties of perjury, I certify that the social security number or other taxpayer identification number shown on reverse side is correct (or I am waiting for a number to be issued to me) and (strike the following if not true) that I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

"The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding."

____________________________  ____________________________  ______________
Signature of Plan Participant Social Security or            Date
                              Taxpayer ID Number

__________________________    _____________________________ ______________
Signature of Plan Administrator    Title                    Date
(see additional information below)

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ADDITIONAL INFORMATION

Signature of the Plan Administrator is required for Corporate, Owner Only Plans (Keogh), Texas ORP, Title I TSA and 457 Plans.

Corporate Plans (Please provide the following):

Date of retirement or separation of service:
___________/_____________/_____________

Numbers of hours completed within current plan year to termination:
_________________

Completed copies of the following forms:
  Special Tax Notice Regarding Plan Payments (Form # CRP1666)
  Qualified Joint and Survivor Annuity Waiver (Form # CRP1667)
  Spousal Consent on Early Distribution (Form # CRP1668)

  For distributions greater than $3,500, attach the Consent to Lump Sum Distribution Exceeding $3,500 (Form # CRP1669)

TSA Plans

Attach a copy of the Special Tax Notice Regarding Plan Payments (Form #CRP1666)

Check Any Items Enclosed With This Form
__ Declaration Trust Revocable (CUF 0022PL)
__ FWS Application (CUF 0999)
__ Statement of Intention (CUF 0671 - United Group Only)
__ Automatic Investment Service (CUF 0714)
__ Check Enclosed (including set-up fee, if any) #_________
__ Additional Applications
__ Other: _________________________________________



CRP1665